401(k) Benefit Plan	3 Months Ended
Nov. 30, 2013
401(k) Benefit Plan [Abstract]
401(k) Benefit Plan

(11) 401(k) Benefit Plan

The Company has a 401(k) profit sharing plan (the Plan) which covers substantially all employees of the Company. Plan participants may make voluntary contributions of up to 60% of their earnings up to the statutory limit. The Company will match 50% of each employee contribution up to a maximum of 4% of the employee's salary in matching funds per pay period. The matching contribution vests over a three-year service period; 25% vests immediately and an additional 25% vests for each year of service to the Company thereafter over the next three years. The Company recorded expense of $279, $297, $288, $66 and $51 in 2011, 2012 and 2013 and the three months ended November 30, 2012 and 2013 (unaudited), respectively. The Company made no discretionary contributions in any period presented.